Exhibit 77(q)(1)

                                    EXHIBITS

(a)(1) Amendment to Declaration of Trust changing name of Registrant from ING Funds Trust to Pilgrim Funds Trust - filed as an exhibit to Post-Effective Amendment No. 8 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

(e)(1) Investment Management Agreement between the Registrant, on behalf of the Funds, and ING Mutual Funds Management Co. LLC (the "Manager") - filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant's Form N-1A Registration Statement on November 6, 2000 and incorporated herein by reference.

(e)(2) Form of Sub-Advisory Agreement between Registrant (on behalf of Pilgrim Large Cap Growth Fund, Pilgrim Emerging Markets Equity Fund, Pilgrim International Equity Fund, and Pilgrim International Bond Fund) the Manager, and Baring Asset Management, Inc.- filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant's Form N-1A Registration Statement on November 6, 2000 and incorporated herein by reference.

(e)(3) Form of Sub-Advisory Agreement between Registrant (on behalf of Pilgrim Emerging Markets Equity Fund, Pilgrim International Equity Fund, and Pilgrim International Bond Fund) the Manager, and Baring International Investment Limited - filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant's Form N-1A Registration Statement on November 6, 2000 and incorporated herein by reference.

(e)(4) Form of Sub-Advisory Agreement between Registrant (on behalf of Pilgrim Emerging Markets Equity Fund, Pilgrim International Equity Fund, and Pilgrim International Bond Fund) the Manager, and Baring International Investment (Far
East) Limited - filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant's Form N-1A Registration Statement on November 6, 2000 and incorporated herein by reference.

(e)(5) Form of Sub-Advisory Agreement between Registrant (on behalf of Pilgrim Global Brand Names Fund) the Manager, and ING Investment Management Advisors B.V. - filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant's Form N-1A Registration Statement on November 6, 2000 and incorporated herein by reference.

(e)(6) Form of Sub-Advisory Agreement between Registrant (on behalf of Pilgrim Growth and Income Fund) the Manager, and ING Investment Management LLC - filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant's Form N-1A Registration Statement on November 6, 2000 and incorporated herein by reference.

(e)(6) Form of Sub-Advisory Agreement between Registrant (on behalf of Pilgrim Focus Fund and Pilgrim Small Cap Growth Fund) the Manager, and Furman Selz Capital Management LLC - filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant's Form N-1A Registration Statement on November 6, 2000 and incorporated herein by reference.